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Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

AF Motors, L.L.C.
ALM Motors, L.L.C.
ANL, L.P.
Asbury Atlanta AC L.L.C.
Asbury Atlanta AU L.L.C.
Asbury Atlanta Chevrolet L.L.C.
Asbury Atlanta Hon L.L.C.
Asbury Atlanta Infiniti L.L.C.
Asbury Atlanta Jaguar L.L.C.
Asbury Atlanta Lex L.L.C.
Asbury Automotive Arkansas Dealership Holdings L.L.C.
Asbury Automotive Arkansas L.L.C.
Asbury Automotive Atlanta L.L.C.
Asbury Automotive Brandon, L.P.
Asbury Automotive Central Florida, L.L.C.
Asbury Automotive Deland, L.L.C.
Asbury Automotive Financial Services, Inc.
Asbury Automotive Fresno L.L.C.
Asbury Automotive Group Holdings, Inc.
Asbury Automotive Group L.L.C.
Asbury Automotive Jacksonville GP L.L.C.
Asbury Automotive Jacksonville, L.P.
Asbury Automotive Management L.L.C.
Asbury Automotive Mississippi L.L.C.
Asbury Automotive North Carolina Dealership Holdings L.L.C.
Asbury Automotive North Carolina L.L.C.
Asbury Automotive North Carolina Management L.L.C.
Asbury Automotive North Carolina Real Estate Holdings L.L.C.v Asbury Automotive Oregon L.L.C.
Asbury Automotive Oregon Management L.L.C.
Asbury Automotive San Diego L.L.C.
Asbury Automotive St. Louis, L.L.C.
Asbury Automotive Tampa GP L.L.C.
Asbury Automotive Tampa, L.P.
Asbury Automotive Texas Holdings L.L.C.
Asbury Automotive Texas L.L.C.
Asbury Automotive Texas Real Estate Holdings L.P. (formerly McDavid Communications, L.P.)
Asbury Automotive Used Car Centers L.L.C.
Asbury Automotive Used Car Centers Texas GP L.L.C.
Asbury Automotive Used Car Centers Texas L.P.
Asbury Deland Imports 2, L.L.C.
Asbury Fresno Imports L.L.C.
Asbury Jax Holdings, L.P.
Asbury Jax Management L.L.C.
Asbury MS Gray-Daniels L.L.C.
Asbury MS Metro L.L.C.
Asbury MS Wimber L.L.C.
Asbury St. Louis Cadillac L.L.C.
Asbury St. Louis Gen L.L.C.
Asbury St. Louis Lex L.L.C.

Asbury Tampa Management L.L.C.
Asbury Texas Management L.L.C.
Asbury-Deland Imports, L.L.C.
Atlanta Real Estate Holdings L.L.C.
Avenues Motors, Ltd.
Bayway Financial Services, L.P.
C&O Properties, Ltd.
Camco Finance II L.L.C.
Camco Finance L.L.C.
CFP Motors, Ltd.
CH Motors, Ltd.
CHO Partnership, Ltd.
CK Chevrolet L.L.C.
CK Motors L.L.C.
CN Motors, Ltd.
Coggin Automotive Corp.
Coggin Cars L.L.C.
Coggin Chevrolet L.L.C.
Coggin Management, L.P.
Coggin Orlando Properties LLC
CP-GMC Motors, Ltd.
Crown Acura/Nissan, LLC
Crown Battleground L.L.C.
Crown CHH L.L.C.
Crown CHO L.L.C.
Crown CHV L.L.C.
Crown Dodge, LLC
Crown FDO L.L.C.
Crown FFO Holdings L.L.C.
Crown FFO L.L.C.
Crown Fordham L.L.C.
Crown GAC L.L.C.
Crown GAU L.L.C.
Crown GBM L.L.C.
Crown GCA L.L.C.
Crown GCH L.L.C.
Crown GDO L.L.C.
Crown GHO L.L.C.
Crown GKI L.L.C.
Crown GMI L.L.C.
Crown GNI L.L.C.
Crown GPG L.L.C.
Crown GVO L.L.C.
Crown Honda, LLC
Crown Honda-Volvo, LLC
Crown Mitsubishi, LLC
Crown Motorcar Company L.L.C.
Crown Raleigh L.L.C.
Crown RIA L.L.C.
Crown RIB L.L.C.
Crown RIS L.L.C.

Crown Royal Pontiac, LLC
Crown RPG L.L.C.
CSA Imports L.L.C.
Damerow Ford Co.
Dealer Profit Systems L.L.C.
Escude-D L.L.C.
Escude-M L.L.C.
Escude-MO L.L.C.
Escude-NN L.L.C.
Escude-NS L.L.C.
Escude-T L.L.C.
HFP Motors L.L.C.
Hope CPD L.L.C.
Hope FLM L.L.C.
KP Motors L.L.C.
McDavid Auction, L.P.
McDavid Austin-Acra, L.P.
McDavid Frisco-Hon, L.P.
McDavid Grande, L.P.
McDavid Houston-Hon, L.P.
McDavid Houston-Kia, L.P.
McDavid Houston-Niss, L.P.
McDavid Houston-Olds, L.P.
McDavid Irving-Hon, L.P.
McDavid Irving-PB&G, L.P.
McDavid Irving-Zuk, L.P.
McDavid Outfitters, L.P.
McDavid Plano-Acra, L.P.
NP FLM L.L.C.
NP MZD L.L.C.
NP VKW L.L.C.
Plano Lincoln-Mercury, Inc.
Precision Computer Services, Inc.
Precision Enterprises Tampa, Inc.
Precision Infiniti, Inc.
Precision Motorcars, Inc.
Precision Nissan, Inc.
Premier LM L.L.C.
Premier NSN L.L.C.
Premier Pon L.L.C.
Prestige Bay L.L.C.
Prestige TOY L.L.C.
RER Properties, LLC
RWIJ Properties, LLC
Spectrum Insurance Services L.L.C.
Tampa Hund, L.P.
Tampa Kia, L.P.
Tampa LM, L.P.
Tampa Mit, L.P.
Tampa Suzu, L.P.
Thomason Auto Credit Northwest, Inc.

Thomason Dam L.L.C.
Thomason Frd L.L.C.
Thomason Hon L.L.C.
Thomason Hund L.L.C.
Thomason Maz L.L.C.
Thomason Niss L.L.C.
Thomason on Canyon, L.L.C.
Thomason Outfitters L.L.C.
Thomason Pontiac-GMC L.L.C.
Thomason Sub L.L.C.
Thomason Suzu L.L.C.
Thomason Ty L.L.C.
Thomason Zuk L.L.C.
TXK CPD, L.P.
TXK FRD, L.P.
TXK L.L.C.
WMZ Brandon Motors, L.P.
WMZ Motors, L.P.
WTY Motors, L.P.

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  Exhibit 21.1
SUBSIDIARIES OF THE COMPANY